ETF Opportunities Trust

T-REX 2X Long AXTI Daily Target ETF (AXTU)
T-REX 2X Long TE Daily Target ETF (TEUP)
(each a “Fund” collectively, the “Funds”)
Supplement dated July 31, 2026
to the Prospectus and Statement of Additional Information (“SAI”),
each dated April 30, 2026

The Board of Trustees (the “Board”) of ETF Opportunities Trust (the “Trust”) has approved a reverse stock split for the T-REX 2X Long AXTI Daily Target ETF and the T-REX 2X Long TE Daily Target ETF at a proposed split ratio of 1:10. Shareholders will receive one (1) post-split share for every ten (10) pre-split shares held. The Creation Unit size for each Fund will remain at 10,000 shares per unit.

No fractional shares will be issued as a result of the reverse stock split. Any fractional share interest that would otherwise result from the reverse stock split will be redeemed for cash at the Fund’s net asset value as of the effective date of the reverse stock split.

The reverse stock split will be effectuated after the close of trading on August 21, 2026. Shares of each Fund will begin trading on a split-adjusted basis on August 24, 2026.

This Supplement and the existing Prospectus and SAI provide relevant information for all shareholders and should be retained for future reference. The Prospectus and SAI have been filed with the U.S. Securities and Exchange Commission, are incorporated by reference, and can be obtained without charge by calling the Fund toll-free at 833-759-6110.
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PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE